Exhibit 99.1

Student Loan Finance Corporation

Quarterly Report Pursuant to Section 6.2 of the Indenture and

Section 21d of the Servicing Agreement (Unaudited)

Education Loans Incorporated

Student Loan Asset-Backed Notes, Series 2005-1A & 2005-1B

Report for the Three Months Ended February 28, 2006

I.	Identification of Notes

Description				Principal Balance
	Cusip #	Final Maturity	Interest Rate	November 30, 2005	February 28, 2006
Senior Series 2005-1A1 Notes	280907 BU 9	Paid	3-Mo LIBOR + 0.01%	$60,884,000	$0
Senior Series 2005-1A2 Notes	280907 BV 7	December 26, 2016	3-Mo LIBOR + 0.06%	250,000,000	247,302,000
Senior Series 2005-1A3 Notes	280907 BW 5	September 25, 2024	3-Mo LIBOR + 0.10%	355,000,000	355,000,000
Subordinate Series 2005-1B Notes	280907 BX 3	June 25, 2035	3-Mo LIBOR + 0.55%	45,000,000	45,000,000

				$710,884,000	$647,302,000

II.	Total Asset Percentage

	February 28, 2006	Application of Available Funds	Adj Balance at Mar 27, 2006
Value of Trust Estate
Principal Balance of Eligible Loans	$572,399,795.70		$572,399,795.70
Accrued Borrower Interest	6,655,378.32		6,655,378.32
Accrued Government Interest	841,152.23		841,152.23
Accrued Special Allowance Payments	2,067,524.43		2,067,524.43
Acquisition Account	155,205.09		155,205.09
Collection Account	46,399,553.68	(46,397,535.36)	2,018.33
Reserve Account:
Amount in Excess of Reserve Requirement	635,820.00	(635,820.00)	0.00
Balance of Reserve Account	6,473,020.00		6,473,020.00
Accrued Interest on Investment Accounts	10,749.08		10,749.08

Total Value of Trust Estate	635,638,198.53	(47,033,355.36)	588,604,843.18

Principal Amount of Outstanding Notes	647,302,000.00	(39,045,000.00)	608,257,000.00

Difference	$(11,663,801.47)	$(7,988,355.36)	$(19,652,156.82)

Total Asset Percentage			96.77%

III.	Changes in Account Balances

A.	Acquisition Account		Amount
	Balance at November 30, 2005		$567,935.82
	Less Withdrawals for Eligible Loans:
	Total Principal Acquired	$(402,046.64)
	Accrued Interest Acquired	0.00
	Premiums and Related Acquisition Costs	(10,684.09)

	Net Cost of Loans Acquired		(412,730.73)

	Balance at February 28, 2006		$155,205.09

B.	Collection Account		Amount
	Balance at November 30, 2005		$71,113,519.39
	Increase in Net Available Funds		46,398,838.01
	Distribution of Available Funds (Pursuant to Indenture Section 5.6)		(71,112,803.72)

	Balance at February 28, 2006		$46,399,553.68

C.	Reserve Account	Amount
	Balance at November 30, 2005	$7,500,000.00
	Additions From Collection Account	0.00
	Less Withdrawals During Period	(391,160.00)

	Balance at February 28, 2006	$7,108,840.00

IV.	Available Funds to be Distributed on Mar 27, 2006

A.	Available Funds	Amount
	Available Funds in Collection Account not Paid on Prior Quarterly Payment Date	$715.67

	Increase in Collection Account During Period:
	Principal Collections	$39,208,291.50
	Borrower Interest Collections	3,691,851.37
	Late Fees Collected	56,528.18
	Investment Income Receipts	523,095.55
	Government Interest and Special Allowance Payments Collected	4,289,029.30
	Less Payments of:
	Servicing Fees	(955,203.25)
	Consolidation Loan Rebate Fees	(414,754.64)

	Total Collection Account Increase During Period	46,398,838.01

	Total Available Funds in Collection Account	46,399,553.68
	Reserve Account in excess of Reserve Requirement	635,820.00

	Total Available Funds	$47,035,373.68

B.	Distribution Amounts

	1) Idemnification Payment	$0.00
	2a) Primary Servicing Fees for Preceding Month	462,851.95
	2b) Trustee Fees for the Preceding Quarter	24,273.83
	3) Senior Noteholders’ Interest Distribution Amount	6,930,924.33
	4) Senior Noteholders’ Principal Distribution Due at Stated Maturity	0.00
	5) Subordinate Noteholders’ Interest Distribution Amount	570,305.25
	6) Reserve Account to Increase to Reserve Account Requirement	0.00

	Total of Above Distribution Amounts	7,988,355.36

	Remaining Balance Available for Principal Payments	$39,047,018.33

C.	Principal Distribution Amounts

	Applied to Series 2005-1A2 Notes	$39,045,000.00

	Rate per $1,000	$156.18

D.	Total Distribution Amounts	$47,033,355.36

V.	Schedule of Noteholder’s Interest Due Mar 27, 2006

Description	Principal Balance	Days in Period	Applicable Interest Rate	Interest Due
Senior Series 2005-1A1 Notes	$0	90	4.52938%	$0.00
Senior Series 2005-1A2 Notes	247,302,000	90	4.57938%	2,831,224.58
Senior Series 2005-1A3 Notes	355,000,000	90	4.61938%	4,099,699.75

Total-Senior Series				6,930,924.33
Subordinate Series 2005-1B Notes	45,000,000	90	5.06938%	570,305.25

Total-All Series				$7,501,229.58

VI.	Student Loan Information

A.	Student Loan Principal Outstanding for the Three Months Ended February 28, 2006

		Amount
	Balance at November 30, 2005	$609,665,802.88
	Loans Purchased / Originated	402,046.64
	Capitalized Interest	1,550,638.18
	Less Principal Payments Received	(39,208,291.50)
	Less Sale of Loans	0.00
	Other Increases (Decreases)	(10,400.50)

	Balance at February 28, 2006	$572,399,795.70

B.	Composition of Student Loan Portfolio as of February 28, 2006

		Amount
	Aggregate Outstanding Principal Balance	$572,399,795.70
	Number of Borrowers	77,331
	Average Outstanding Principal Balance Per Borrower	$7,402
	Number of Loans (Promissory Notes)	169,606
	Average Outstanding Principal Balance Per Loan	$3,375
	Weighted Average Interest Rate	4.68%

C.	Distribution of Student Loan Portfolio by Loan Type as of February 28, 2006

	Loan Type	Outstanding Principal Balance	Percent
	Stafford - Subsidized	$215,541,954.44	37.7%
	Stafford - Unsubsidized	166,757,859.98	29.1%
	Stafford - Nonsubsidized	5,514.81	0.0%
	PLUS	34,696,251.42	6.1%
	SLS	20,393.29	0.0%
	Consolidation	155,377,821.76	27.1%

	Total	$572,399,795.70	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of February 28, 2006

	Interest Rate	Outstanding Principal Balance	Percent
	Less Than 3.00%	$36,709,522.28	6.4%
	3.00% to 3.49%	62,796,949.62	11.0%
	3.50% to 3.99%	27,703,849.26	4.8%
	4.00% to 4.49%	20,827,116.79	3.6%
	4.50% to 4.99%	179,791,666.63	31.4%
	5.00% to 5.49%	204,655,545.88	35.8%
	5.50% to 5.99%	1,396,526.42	0.2%
	6.00% to 6.49%	37,174,000.48	6.5%
	6.50% to 6.99%	615,741.01	0.1%
	7.00% to 7.49%	343,478.48	0.1%
	7.50% to 7.99%	111,518.68	0.0%
	8.00% to 8.49%	194,874.45	0.0%
	8.50% to 8.99%	0.00	0.0%
	9.00% to 9.49%	75,593.71	0.0%
	9.50% to 9.99%	0.00	0.0%
	10.00% or Greater	3,412.01	0.0%

	Total	$572,399,795.70	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of February 28, 2006

	Status	Number of Loans	Outstanding Principal Balance	% of Principal
	Interim
	School	28,478	$86,969,208.10	15.2%
	Grace	10,688	31,094,351.95	5.4%

	Total Interim	39,166	118,063,560.05	20.6%

	Repayment
	Active
	Current	72,930	284,714,742.21	49.7%
	31 to 60 Days	5,904	16,658,036.61	2.9%
	61 to 90 Days	4,146	11,847,689.92	2.1%
	91 to 120 Days	2,780	7,724,564.32	1.3%
	121 to 180 Days	3,836	9,764,879.32	1.7%
	181 to 270 Days	5,400	12,355,456.87	2.2%
	Over 270 Days	302	762,214.89	0.1%
	Claims Filed, Not Yet Paid	2,415	5,433,832.60	0.9%
	Deferment	26,110	80,227,150.80	14.0%
	Forbearance	6,617	24,847,668.11	4.3%

	Total Repayment	130,440	454,336,235.65	79.4%

		169,606	$572,399,795.70	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of February 28, 2006

	Guarantee Agency	Outstanding Principal Balance	Percent
	AES/Pennsylvania Higher Education Assistance Agency	$277,680.05	0.0%
	California Student Aid Commission	37,800,351.16	6.6%
	Colorado Student Loan Program	30,728,814.70	5.4%
	Education Assistance Corporation	326,081,876.98	57.0%
	Educational Credit Management Corporation	14,765,031.53	2.6%
	Great Lakes Higher Education Guaranty Corporation	118,882,616.63	20.8%
	National Student Loan Program	7,909,477.91	1.4%
	Northwest Education Loan Association	23,987,772.96	4.2%
	Student Loans of North Dakota	5,796,957.55	1.0%
	United Student Aid Funds, Inc	5,970,660.62	1.0%
	Other Guarantee Agencies	198,555.61	0.0%

	Total	$572,399,795.70	100.0%